Exhibit 99.1

Transformative Core Delaware basin acquisition 8/24/2016

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act") regarding our business, financial condition, results of operations and prospects. All statements other than statements of historical facts included in and incorporated by reference into this report are "forward-looking statements" within the meaning of the safe harbor provisions of the United States ("U.S.") Private Securities Litigation Reform Act of 1995. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements herein. These statements relate to, among other things: the closing of the transaction described herein, the anticipated benefits to us of the acquisition, including in terms of drilling location, rates of return, production and reserves, estimated future production (including the components of such production), sales, expenses, cash flows, liquidity and balance sheet attributes; estimated crude oil, natural gas and natural gas liquids (“NGLs”) reserves; anticipated capital projects, expenditures and opportunities; expected capital budget allocations; acreage or percentage of acreage that is held by production (“HBP”); future exploration, drilling and development activities, the number of drilling rigs we expect to run, number of locations and lateral lengths; and our future strategies, plans and objectives. The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements made in this presentation reflect PDC’s good faith judgment, such statements can only be based on facts and factors currently known to PDC. The acquisition may not close in the timeframe we expect or at all and, if completed, may not have the benefits to us that we currently expect. The Company uses the term “outlook”, “pro forma” or similar terms or expressions, to indicate its current thoughts on possible outcomes relating to its business or the industry in periods beyond the current fiscal year. Forward-looking statements, including those regarding the company’s outlook for future years, are subject to greater levels of risk and uncertainty as they address matters further into the future. PDC urges you to carefully review and consider the cautionary statements and disclosures, specifically those under Item 1A, Risk Factors, made in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and PDC’s other filings with the U.S. Securities and Exchange Commission (”SEC”), which are incorporated by this reference as though fully set forth herein, for further information on risks and uncertainties that could affect the Company's business, financial condition, results of operations and cash flows. The Company cautions you not to place undue reliance on forward-looking statements, which speak only as of the date hereof. PDC undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions or the occurrence of unanticipated events. All forward looking statements are qualified in their entirety by this cautionary statement. Rate of return estimates do not reflect lease acquisition costs or corporate general and administrative expenses. 2P and other non-proved estimates of potentially recoverable hydrocarbons and EURs may not correspond to estimates of reserves as defined under SEC rules. Resource estimates and estimates of non-proved reserves include potentially recoverable quantities that are subject to substantially greater risk than proved reserves. 2 8/24/2016 © 2016 PDC Energy, Inc. All Rights Reserved.

3 Acquisition overview

Transformative Core Delaware Basin Acquisition

Acquisition Attributes

- Large-scale acquisition of operated core acreage in top-tier Delaware basin
- Significant inventory of highly economic[(1)] Wolfcamp A, B and C wells with significant stacked pay in multiple additional intervals
- Future upside potential through: additional benches, downspacing, longer-laterals, completion enhancements and inventory expansion
- High working interest acreage with scalable, 100% owned and operated midstream infrastructure
- Liquid-rich profile (~65% liquids) complements Core Wattenberg

Key Benefits for PDC

- Significantly expanded inventory of highly economic projects
- Optionality to allocate capital across portfolio of two premier assets
- Visibility for material long-term value-added growth


NEW MEXICO
Delaware Basin
Midland Basin
Central Basin Platform
Culberson
Reeves
TEXAS

8/24/2016 (1) Please refer to pricing and economics on slide 20 4

Key Delaware Basin Acquisition Highlights



Culberson
Loving
Reeves
Ward
NM
TX
Central Basin Platform
Midland Basin
Delaware Basin

Deal Overview

- ~$1.5 billion purchase price privately negotiated with Kimmeridge Energy Management Company
  - ~$590 million privately placed equity to the seller and ~$915 million of cash consideration
  - Expected to close in 4Q16
- ~57,000 net acres in Reeves and Culberson Counties, TX
- ~7,000 Boe/d current net production
- ~530 MMBoe of estimated net reserves potential (65% liquids)
- ~710 currently identified potential locations in Wolfcamp A, B and C zones assuming a combined total of only 4-12 wells per section
  - Industry testing significantly tighter spacing and additional zones
- ~93% working interest (~100% operated)

8/24/2016 5

Premier Portfolio – Scalability in Two Top-Tier Basins

Pro Forma Core Wattenberg & Core Delaware Basins Portfolio

- Multiple years of highly economic drilling in Core Wattenberg and Core Delaware
  - Internal rates of return extremely competitive even in depressed commodity price environment
- Estimated combined net reserves potential in excess of 1 Billion Boe
  - Downspacing and delineation efforts are ongoing
- Approximately $9 billion of combined future investment capital currently identified

GROSS INVENTORY LIFE[1]

Core Wattenberg – ~10-12 Years	Core Delaware – ~15-20 Years

ESTIMATED POTENTIAL NET RESERVES

Core Wattenberg – ~550-600 MMBoe	Core Delaware – ~500-550 MMBoe

NET INVESTMENT CAPITAL

Core Wattenberg – ~$5 Billion	Core Delaware – ~$4 Billion

(1) Assumes current development plan and spacing assumptions.

8/24/2016 6

PDC Energy – Pro Forma Company Overview

$5B
Est. Pro Forma Enterprise Value

40%
Est. Oil Production Mix

<2.5x
Target Pro Forma Debt/EBITDAX[(1)]

>71,000
Est. Pro Forma Dec. Exit Rate
Net Daily Production (Boe/d)

2,860
Appx. Currently Identified
Potential Hz Locations


Core Wattenberg
~96,000 net acres
OUTER CORE
MIDDLE CORE
INNER CORE
Western
Central
Eastern
Loving
Culberson
Core Delaware
~57,000 net acres
Utica Shale
~65,000 net acres

(1) EBITDAX is adj. EBITDA plus exploration expense, excludes gain/loss sale on assets and reflects corporate target and permanent financing of both debt and equity.

8/24/2016 7

8 Acquisition details

Established Acquisition Strategy

Originally Presented at April 2016 Analyst Day

Top-Tier Assets	Expanded Inventory	Portfolio Optionality	Corporate Accretion



Top-Tier Assets	Expanded Inventory	Portfolio Optionality	Corporate Accretion
• Must compete with Wattenberg • Core position; quality geology • Favorable liquids mix	• Existing base production • Decade-plus of inventory • Potential for downspacing	• Provides new core area • Provides portfolio diversification • Potential bolt-ons/land trades	• Accretive to company • Provides long-term catalysts • Grows PDC to mid-cap space

Acquisition Meets All Criteria

Top-Tier Assets	Expanded Inventory	Portfolio Optionality	Corporate Accretion
• IRRs comparable to Wattenberg • Core operated acreage • ~65% liquids with ~42% oil	• ~7,000 Boe/d net production • 15-20 year inventory • Downspacing opportunities	• Allocation of capital • Multi-basin operations • Highly active A&D market	• Accretive to company • EUR enhancement potential • Impactful, large-scale deal

8/24/2016 9

Key Deal Terms Transaction Details ~$1.5 billion purchase price (~$22,000 per net acre(1)) ~9.4 million shares privately placed to the seller valued at ~$590 million and ~$915 million of cash consideration ~$1.4 billion of current liquidity from cash and committed financing Permanent financing strategy expected to include potential debt and equity financing Targeting <2.5x pro forma Debt/EBITDAX Closing expected in 4Q16 Asset Summary ~57,000 net acres in Core Delaware Basin ~41,000 acres in Reeves County ~16,000 acres in Culberson County Multiple public and private off-set operators Average working interest of ~93% ~30% HBP - current development plan covers lease expirations ~530 MMBoe net estimated reserve potential (~65% liquids) 10 8/24/2016 (1) Assumes $35,000 per flowing Boe with ~7,000 Boe/d net production

Core Delaware Basin Acreage Overview 8/24/2016 11 93% Average WI 100% Approximate Operated Position 710 Currently Identified Locations (Based on only 4-12 total wells per section targeting Wolfcamp A/B/C) 15-20 Years of Drilling Inventory 1,000+ Average MBoe EURs/Well Loving Culberson Reeves Ward Loving PDC Acreage Off-set operator positions estimated Eastern Central Western Midland Basin Delaware Basin Central Basin Platform NM TX FEET 0 36,769 PETRA 8/15/2016 11:18:30 AM

Eastern Acreage Block: ~17,500 Net Acres 8/24/2016 12 NBL – Calamity Jane 2101 Wolfcamp A IP30: 2,541 Boe/d Lateral Length: 4,859’ Wolfcamp A Cumulative BOE per 5,000’ of Lateral Wolfcamp B Cumulative BOE per 5,000’ of Lateral Est. 1-Mile EUR: 1,000 MBoe Est. 1-Mile EUR: 750 MBoe NBL – Billy Miner Wolfcamp A IP30: 1,307 Boe/d Lateral Length: 4,500’ OXY – Peck State Wolfcamp A IP30: 1,760 Boe/d Lateral Length: 4,100’ Area Highlights ~17,500 net acres ~91% WI ~69% NRI (76% N/G) Oil: 50 – 70% Gas: 20 – 30% NGLs: 10 – 20% PDC Acreage Existing Well Arris – Keyhole Wolfcamp A IP30: 1,450 Boe/d Lateral Length: 3,800’ Silverback – Folk Rowling Wolfcamp A IP30: 1,513 Boe/d Lateral Length: ~6,200’ MDC – Copperhead Wolfcamp B IP30: 1,100 Boe/d Lateral Length: 6,900’ Arris – Sugarloaf Wolfcamp A IP30: 1,425 Boe/d Lateral Length: 4,000’ Type curve estimates based on industry wells completed since 2014. Acquired Well Recent Arris Completions Keyhole 34 1H Sugarloaf 74 1H

Central Acreage Block: ~23,500 Net Acres 8/24/2016 13 EGN – Tisdale Wolfcamp B IP30: 1,804 Boe/d Lateral Length: 4,300’ EOG – Harrison Ranch Wolfcamp C IP24: 1,629 Boe/d Lateral Length: 4,500’ XEC – Greathouse Wolfcamp B IP30: 1,792 Boe/d Lateral Length: 7,000’ EOG – State Apache Wolfcamp A 24-hr IP: 2,659 Boe/d Lateral Length: 4,300’ Capitan - Ava State Wolfcamp A 30-day Peak IP: 1,250 Boe/d Lateral Length: ~4,200’ Capitan - Dorothy State Wolfcamp A 30-day Peak IP: 1,100 Boe/d Lateral Length: ~4,200’ REN – Jolly Wolfcamp A IP30: 1,552 Boe/d Lateral Length: 7,519’ Area Highlights ~23,500 net acres ~87% WI ~66% NRI (76% N/G) Oil: 30 – 50% Gas: 30 – 40% NGLs: 20 – 30% PDC Acreage Existing Well Wolfcamp A / Wolfcamp B Cumulative BOE per 5,000’ of Lateral Wolfcamp C Cumulative BOE per 5,000’ of Lateral Est. 1-Mile EUR: 1,050 MBoe Est. 1-Mile EUR: 1,400 MBoe XEC – Big Timber Wolfcamp A IP30: 3,309 Boe/d Lateral Length: ~10,000 Type curve estimates based on industry wells completed since 2014. Acquired Well

Western Acreage Block: ~16,000 Net Acres

PDC Acreage | Existing Well | Acquired Well

Wolfcamp A

Cumulative BOE per 10,000' of Lateral



Western - 1,200 MBoe Wolfcamp A Type Curve
Western - Wolfcamp A Performance
Gross Cumulative 2-Phase Production per 10,000' of Lateral (BOE)
400,000
200,000
0
0 60 120 180 240 300 360 420 480 540 600 660 720

Est. 2-Mile EUR: 1,200 MBoe

Additional Upside Potential

- Lower Wolfcamp zones not included in current inventory/reserves
- Strong results from nearby industry test of lower Wolfcamp zones
- Significant upside potential in Wolfcamp A based on offset industry downspacing tests

Area Highlights

- ~16,000 net acres
- ~100% WI
- ~78% NRI (78% N/G)

Oil: 20 – 50%

Gas: 30 – 50%

NGLs: 20 – 30%



XEC – Gato del Sol
Wolfcamp A
IP30: 2,000 Boe/d
Lateral Length: 9,000'

Capitan – Georgette State
Wolfcamp A
30-day Peak IP: 1,050 Boe/d
Lateral Length: ~8,700'

Capitan – W A State
Wolfcamp A
30-day Peak IP: 1,750 Boe/d
Lateral Length: ~7,000'

Arris – Phillips HW State
Wolfcamp A
30-day Peak IP: 650 Boe/d[1]
Lateral Length: ~4,300'

Capitan – Karen Fee
Wolfcamp A
IP30: 925 Boe/d
Lateral Length: 4,500'

XEC – California Chrome
Wolfcamp A
30-day Peak IP: 1,450 Boe/d
Lateral Length: ~9,000'

(1) Excludes midstream related downtime; type curve estimates based on industry wells completed since 2014.

8/24/2016 14

Expansive Inventory Upside 15 Acquisition Model Assumes Maximum Density of Only 12 Wells per Section 8/24/2016 Bench Max ACQ Spacing Peer Tests Eastern Inventory (17,500 net acres) Central Inventory (23,500 net acres) Western Inventory (16,000 net acres) Wells/Sec Wells/Sec ACQ Upside ACQ Upside ACQ Upside 1st Bone Spg/Avalon - 4 - 12 (XEC, CXO) - 200 - 250 - 150 2nd Bone Spg - 4 - 6 (CXO) - 125 - 175 - 125 3rd Bone Spg - 4 - 8 (NBL, CXO) - 150 - 200 - 150 Wolfcamp A 8 8 - 12 (XEC, APC) 260 350 100 300 40 100 Wolfcamp B 4 6 - 8 (NBL, EGN) 150 250 80 125 - 150 Wolfcamp C 4 6 (EGN) - 150 80 125 - 150 Total 4 - 12 32 - 52 410 1,225 260 1,175 40 825 Well Spacing & Inventory Summary Over 3,000’ of Stacked Pay Potential Acquisition Model Appx. 710 currently identified gross locations 3 main horizons Estimated 530 MMBoe of potential net reserves Potential Unrisked Upside Inventory Over 3,200 total potential gross locations 6+ potential zones across acreage Over 1 Billion Boe of potential net resource

Delaware Basin Netback Summary

CRUDE OIL

Key Highlights

- Currently trucked at competitive rates
- Sufficient long-term takeaway from Permian basin
  - Approx. 400 MBbls/d of excess pipeline capacity

Est. Average Netback

NYMEX Oil Price:	$50/Bbl
PDC Netback:	$46/Bbl
Oil Deduct:	$4.00/Bbl

NGLs

Key Highlights

- NGLs piped via multiple pipelines to Gulf Coast
- NGL yields vary based on C2 rejection/recovery

Est. Average Netback

NYMEX Oil Price:	$50/Bbl
PDC Netback:	$15/Bbl
% of NYMEX Oil:	30%

NATURAL GAS

Key Highlights

- Strong relative basis pricing
- Limited term acreage dedication
  - Provides future upside
- No volume commitments

Est. Average Netback

NYMEX Gas Price:	$3.00/MMbtu
PDC Netback:	$2.04/MMbtu
% of NYMEX Gas:	68%

8/24/2016 16

Midstream Infrastructure – 100% Owned & Operated 17 Future Upside from Buildout of 100% Owned and Operated Midstream Infrastructure 8/24/2016 Gas gathering systems to central delivery points (CDP) Water handling systems including pipelines and SWD wells Future potential for water supply via pipeline and supply wells Future potential crude oil gathering systems Ability to expand with drilling development program Potential cash flow stream from 3rd party volumes Facilitates timely well connects Water disposal/supply systems reduce operating costs & improve margins Benefits of Infrastructure Ownership Midstream Assets: Current & Future

18 Implementation strategy

Operations Summary

Current Summary

- ~7,000 Boe/d net production
- 21 horizontal wells online
- Two additional wells in completion & flowback phase
- Five salt water disposal wells
- First rig estimated to start in early September
  - Plan to operate two rigs by year-end 2016


WESTERN
Operated Hz Well
CENTRAL
EASTERN

Long-Term Objectives

- Integrated development plans
- Multi-well pads
- Multi-well production facilities
- Gas gathering infrastructure
- Water takeaway & disposal
- Crude oil gathering system

Estimated Well Costs (millions)

Lateral Length	1-Well Pad	4-Well Pad
1 mile	$6.5	$5.8
1.5 miles	$8.0	$7.6
2 miles	$9.5	$9.1

8/24/2016 19

Competitive Returns Provide Portfolio Optionality 20 Pro Forma Acquisition Portfolio 8/24/2016 PDC Pro Forma Portfolio Type Well IRRs(2) ~2,860 highly economic identified locations(1) Competitive returns across portfolio provides optionality Competition for capital drives innovation and enhanced results Allocation of capital split between two top-tier basins YE15 2P Wattenberg locations of ~2,150 plus ~710 currently identified potential Delaware locations; CWC $2.5MM (Watt.) & $6.5MM (Del.); Reflects long-term differentials. Excludes lease acquisition costs Price Deck 2017 2018 2019 2020+ NYMEX Oil $51 $55 $61 $65 NYMEX Gas $2.95 $3.50 $3.30 $3.30

Transferring Wattenberg Expertise to the Delaware 21 8/24/2016 Drilling Efficiency ~100% Faster Inventory Growth Performance Improvements ~40% Increase ~150-225% Improvement DELAWARE BASIN Reeves Culberson 0 800 1,600 2,400 2012 2013 2014 2015 2016e Wattenberg Avg. Feet Drilled/Day/Well 200 300 400 500 2012 2013 2014 2015 2016e Wattenberg Middle Core SRL EURs (MBoe) 0 10 20 30 2012 2013 2014 2015 2016e Wattenberg Locations/Section

Delaware Basin Asset Integration Plan 8/24/2016 22 Transfer technological expertise Begin downspacing initiatives Test various completion designs Successfully develop multiple benches Intense focus on maintaining reduced cost structure and LOE to drive increased cash margins Retain experienced staff and utilize existing personnel

23 Pro forma corporate outlook

Pro Forma 3-Year Outlook >100 Est. Combined 2018 Daily Production (Mboe/d) 40% Est. Pro Forma Oil Production Mix <2.5x Target Debt/EBITDAX(1) Organic Base Case Range Pro Forma Acquisition Range 8/24/2016 24 2016e 2017e 2018e 2019e 3-Year CAGR Stand Alone 20% Pro Forma 31% 2016 2017 2018 2019 NYMEX Oil $42 $51 $55 $61 NYMEX Gas $2.37 $2.95 $3.50 $3.30 2016e 2017e 2018e 2019e 2016e 2017e 2018e 2019e 2016e 2017e 2018e 2019e (1) Debt to EBITDAX reflects corporate target and permanent acquisition financing of both debt and equity. 15 25 35 45 55 Production (MMBOE) $0 $400 $800 $1,200 Cash Flow ($MM) $0 $400 $800 $1,200 CAPEX ($MM) 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x Debt to EBITDAX (1)

Significant Step Towards a Top-Tier Mid-Cap Company 25 Operational Execution – Transferring Expertise to Delaware Financial Discipline – Balance Sheet Focus Delivering Value – Accretive to Company Corporate Development – Strategic Entry to New Basin Top-Tier Assets – Two Premier Core Positions Transformational Transaction Significant Increase in Reserves Potential - Extended Inventory Life Diversified Portfolio - Drives Shareholder Value Continued Focus on Balance Sheet - Top-Tier Growth Outlook 8/24/2016

8/24/2016 Questions & Answers 26